UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/2010

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Brazil Equity Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Brazil Equity Fund

SEMIANNUAL REPORT February 28, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
24	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Brazil Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Brazil Equity Fund, covering the period from October 1, 2009, through February 28, 2010.

International equity markets began the reporting period in the midst of a broad-based rebound in security prices, as the world’s credit markets showed improvements and a global economic recovery gained momentum in the United States and around the world. The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment.

According to our Chief Economist, sustained global and U.S. economic expansion should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for international stock markets, investors probably will need to be more selective as the risk trade runs its course. Instead, positive returns over the foreseeable future are more likely to be delivered through a selective security evaluation process that favors active investors. And while the magnitude of returns, in all likelihood, should moderate this year relative to the extraordinary rebound since March 2009, we believe there will be many opportunities for investors over the months to come.As always, your financial advisor can help you identify those opportunities and recommend appropriate ways for you to align them with your current needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through February 28, 2010, as provided by Rogério Poppe, CFA, and Bruno de Godoy Garcia, CFA, co-primary portfolio managers, BNY Mellon ARX Investimentos Ltda.

Fund and Market Performance Overview

For the period between the fund’s inception on October 1, 2009, through February 28, 2010, Dreyfus Brazil Equity Fund’s Class A shares produced a total return of 3.12%, Class C shares returned 3.12% and Class I shares returned 3.20%.1 This compares with a 4.96% total return produced by the Morgan Stanley Capital International 10/40 Brazil NR Index (the “Index”), the fund’s benchmark, for the same period.2 Please note the fund has a non-benchmark approach; the Index is used for comparison purposes only.

Stocks throughout the world rallied over much of the reporting period as the global economy recovered from recession. Brazil and other emerging markets rebounded more sharply, on average, than developed markets. The fund produced lower returns than its benchmark, primarily due to our conservative approach in a market environment that favored lower-quality, highly leveraged stocks in economically sensitive market sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of companies based, traded or doing significant business in Brazil.We seek companies with sustainable earnings, attractive valuations and high dividend yields that indicate the potential for sustainable capital growth. We construct the fund’s portfolio through a combination of quantitative and fundamental “bottom-up” research, and an understanding of local/regional macroeconomic trends.

We first use a quantitative model to identify and analyze approximately 180 stocks listed on the Sao Paulo Stock, Mercantile & Futures Exchange BM&FBOVESPA. Approximately 60 of those stocks are selected for further fundamental analysis, resulting in 25 to 40 candidates for investment. Finally, we define exposure limits for each company and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

market sector, and we establish portfolio weightings for each stock meeting our quantitative and fundamental criteria.

Emerging Markets Rallied in Economic Recovery

When the reporting period began, the world’s equity markets were in the midst of a recovery from an economic downturn and banking crisis that had driven global market averages to multi-year lows. Low interest rates, economic stimulus programs and other remedial measures helped many regions return to economic growth over the second half of 2009, supporting sustained stock market rallies.

Although Brazil’s economy suffered during the downturn in 2008, it recovered strongly in 2009 due to reduced short-term interest rates, a robust economic stimulus program and strong domestic consumption from a growing middle class. In addition, because Brazil’s banks and corporations typically are not as leveraged as those in other markets, they weathered the credit crisis relatively well.

As was the case in most other markets, relatively speculative stocks led the early stages of the rebound in Brazil. However, evidence emerged later in the reporting period that investors were refocusing on higher quality companies with sound business fundamentals.

Conservative Approach Dampened Fund Performance

Although the fund participated significantly in the market rally over the reporting period, its performance relative to the benchmark was undermined by our conservative investment approach, which favored larger, fundamentally sound companies over the smaller, more speculative businesses that led the rebound.

Our conservative approach included overweighted exposure to traditionally defensive market sectors, including the telecommunications services and utilities sectors, which lagged market averages. Fixed-line telephone company Telecomunicaçôes de Sao Paulo SA was hurt when investors turned to more speculative stocks.The fund also was undermined to a degree by concerns surrounding the merger terms of fund holding Brasil Telecom by Telemar, sparking declines in the stocks of both companies. Among utilities, electricity provider AES Tiete was hurt by investors’ preference for more cyclical investments, andTractebel Energia lost value when investors reacted negatively to its acquisition of hydroelectric plants from its controlling shareholder.

The fund achieved better results in other areas. Underweighted exposure to the lagging financials sector aided relative performance, as did favorable stock selections in the sector. Brazilian banks Itausa-Investimentos, Banco Bradesco and Banrisul raised their earnings guidance as credit markets healed.Among consumer-oriented businesses, fuel Distributor Company Ultrapar Participacoes realized significant cost reductions and higher profit margins stemming from a strategic acquisition. Department store chain Lojas Americanas gained value as it opened new stores and solidified its position as a leader in e-commerce. Localiza Rent A Car benefited from greater tourism in the recovering regional economy and is expected to benefit from the 2016 Summer Olympics in Rio de Janeiro.

Seeking Opportunities in Brazil

As of the reporting period’s end, on the short term we have some concerns regarding the upcoming presidential elections that could mean some short term volatility and the possibility of higher short-term interest rates in a recovering economy. Consequently, we generally have maintained the fund’s emphasis on traditionally defensive market sectors. However, we are more optimistic over the longer term, as greater domestic consumption and the development of the nation’s infrastructure appear to be positive and lasting trends. In our judgment, the fund’s long-term investment perspective is likely to help it participate fully in market gains as Brazil commands a more prominent place in a world of global trade and investment.

March 15, 2010

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2

SOURCE: Morningstar — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) 10/40 Brazil NR Index is an unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo Stock, Mercantile & Futures Exchange (BM&FBOVESPA). Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Brazil Equity Fund from October 1, 2009 (commencement of operations) to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 10.50	$ 13.65	$ 9.46
Ending value (after expenses)	$1,031.20	$1,031.20	$1,032.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010††
	Class A	Class C	Class I
Expenses paid per $1,000†††	$ 12.47	$ 16.19	$ 11.23
Ending value (after expenses)	$1,012.40	$1,008.68	$1,013.64

†	Expenses are equal to the fund’s annualized expense ratio of 2.50% for Class A, 3.25% for Class C and
2.25% for Class I, multiplied by the average account value over the period, multiplied by 151/365 (to reflect the actual days in the period).
††	Please note that while Class A, Class C and Class I shares commenced operations on October 1, 2009, the
Hypothetical expenses paid during the period reflect projected activity for the full six months period for purposes of
comparability.This projection assumes that annualized expense ratios were in effect during the period September 1,
2009 to February 28, 2010.
†††	Expenses are equal to the fund’s annualized expense ratio of 2.50% for Class A, 3.25% for Class C and
2.25% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

Common Stocks—23.3%	Shares	Value ($)
Brazil
AES Tiete	28,600	278,063
Aliansce Shopping Centers	32,700 [a]	182,395
BR Malls Participacoes	6,382 [a]	82,991
BRF-Brasil Foods	9,800	239,150
Cia Siderurgica Nacional	260	8,510
Cia Siderurgica Nacional, ADR	200	6,538
EDP—Energias do Brasil	9,282	181,053
Light	30,200	445,359
Localiza Rent a Car	30,700	334,665
Marfrig Alimentos	25,066	292,112
Multiplan Empreendimentos Imobiliarios	6,954	120,213
Natura Cosmeticos	24,800	456,985
Positivo Informatica	22,600	247,742
Tractebel Energia	33,500	383,911
Vivo Participacoes, ADR	3,000	81,180
Total Common Stocks
(cost $3,321,374)		3,340,867

Preferred Stocks—72.0%
Brazil
Banco Bradesco	24,960	430,237
Banco Bradesco, ADR	11,400	197,334
Banco do Estado do Rio Grande do Sul	61,400	492,314
Bradespar	19,800	432,014
Brasil Telecom	10,700 [a]	73,538
Brasil Telecom, ADR	22,100 [a]	453,934
Cia de Gas de Sao Paulo, Cl. A	15,300	302,673
Cia Paranaense de Energia, ADR	28,400	581,916
Cia Paranaense de Energia, Cl. B	3,300	67,200
Confab Industrial	114,800	304,287
Gerdau	2,800	40,982
Gerdau, ADR	4,100	60,475
Investimentos Itau	178,000	1,138,633
Itau Unibanco Holding, ADR	600	11,976
Lojas Americanas	66,300	476,939
Metalurgica Gerdau	14,800	269,031
Petroleo Brasileiro	48,600	930,773

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Preferred Stocks (continued)	Shares	Value ($)
Brazil (continued)
Petroleo Brasileiro, ADR	4,000	153,600
Suzano Papel e Celulose	29,800	306,715
Telecomunicacoes de Sao Paulo	7,900	172,238
Telecomunicacoes de Sao Paulo, ADR	11,900	261,681
Tim Participacoes	38,300	108,935
Tim Participacoes, ADR	21,000	596,190
Ultrapar Participacoes	800	35,680
Ultrapar Participacoes, ADR	22,000	987,800
Usinas Siderurgicas de Minas Gerais, Cl. A	18,500	525,369
Vale, ADR	27,200	669,120
Vale, Cl. A	8,100	199,233
Vivo Participacoes	1,900	51,623
Total Preferred Stocks
(cost $10,610,211)		10,332,440

Other Investment—6.5%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $940,000)	940,000 [b]	940,000

Total Investments (cost $14,871,585)	101.8%	14,613,307
Liabilities, Less Cash and Receivables	(1.8%)	(256,115)
Net Assets	100.0%	14,357,192

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Materials	23.7	Energy	7.6
Financial	20.7	Money Market Investment	6.5
Utilities	15.6	Consumer Staples	3.7
Telecommunication Services	12.5	Industrial	.9
Consumer Discretionary	10.6		101.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		13,931,585	13,673,307
Affiliated issuers		940,000	940,000
Cash			33,030
Receivable for investment securities sold			241,866
Receivable for shares of Common Stock subscribed			180,765
Dividends and interest receivable			31,353
Prepaid expenses			61,869
			15,162,190
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			31,230
Payable for investment securities purchased			696,102
Payable for shares of Common Stock redeemed			7,375
Accrued expenses and other liabilities			70,291
			804,998
Net Assets ($)			14,357,192
Composition of Net Assets ($):
Paid-in capital			14,659,240
Accumulated investment (loss)—net			(37,991)
Accumulated net realized gain (loss) on investments			(5,001)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(259,056)
Net Assets ($)			14,357,192

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	10,401,042	2,585,561	1,370,589
Shares Outstanding	806,827	200,594	106,250
Net Asset Value Per Share ($)	12.89	12.89	12.90

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
From October 1, 2009 (commencement of operations)
to February 28, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $9,112 foreign taxes withheld at source):
Unaffiliated issuers	62,214
Affiliated issuers	262
Total Income	62,476
Expenses:
Management fee—Note 3(a)	48,068
Custodian fees—Note 3(c)	50,989
Legal fees	32,631
Registration fees	24,015
Auditing fees	20,059
Shareholder servicing costs—Note 3(c)	11,147
Distribution fees—Note 3(b)	5,482
Prospectus and shareholders’ reports	1,122
Loan commitment fees—Note 2	770
Directors’ fees and expenses—Note 3(d)	357
Miscellaneous	5,116
Total Expenses	199,756
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(99,179)
Less—reduction in fees due to earnings credits—Note 1(c)	(110)
Net Expenses	100,467
Investment (Loss)—Net	(37,991)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(267)
Net realized gain (loss) on forward foreign currency exchange contracts	(4,734)
Net Realized Gain (Loss)	(5,001)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(259,056)
Net Realized and Unrealized Gain (Loss) on Investments	(264,057)
Net (Decrease) in Net Assets Resulting from Operations	(302,048)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
From October 1, 2009 (commencement of operations)
to February 28, 2010 (Unaudited)

Operations ($):
Investment (loss)—net	(37,991)
Net realized gain (loss) on investments	(5,001)
Net unrealized appreciation (depreciation) on investments	(259,056)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(302,048)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	11,659,980
Class C Shares	3,048,579
Class I Shares	1,457,360
Cost of shares redeemed:
Class A Shares	(980,668)
Class C Shares	(417,662)
Class I Shares	(108,349)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	14,659,240
Total Increase (Decrease) in Net Assets	14,357,192
Net Assets ($):
Beginning of Period	—
End of Period	14,357,192
Accumulated investment (loss)—net	(37,991)
Capital Share Transactions (Shares):
Class A
Shares sold	883,305
Shares redeemed	(76,478)
Net Increase (Decrease) in Shares Outstanding	806,827
Class C
Shares sold	231,493
Shares redeemed	(30,899)
Net Increase (Decrease) in Shares Outstanding	200,594
Class I
Shares sold	114,443
Shares redeemed	(8,193)
Net Increase (Decrease) in Shares Outstanding	106,250

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for each share class for the period from October 1, 2009 (commencement of operations) to February 28, 2010. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment (loss)—net[a]	(.05)	(.08)	(.02)
Net realized and unrealized
gain (loss) on investments	.43	.41	.42
Total from Investment Operations	.38	.33	.40
Proceeds from redemption fees	.01	.06	—
Net asset value, end of period	12.89	12.89	12.90
Total Return (%)[b]	3.12[c]	3.12[c]	3.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	5.05	5.87	4.96
Ratio of net expenses to average net assets[d]	2.50	3.25	2.25
Ratio of net investment (loss)
to average net assets[d]	(.94)	(1.57)	(.40)
Portfolio Turnover Rate[b]	82.52	82.52	82.52
Net Assets, end of period ($ x 1,000)	10,401	2,586	1,371

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Exclusive of sales charge.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Brazil Equity Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers two series, including the fund, which commenced operations on October 1, 2009.The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon ARX Investimentos Ltda. (“BNY Mellon ARX”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.The fiscal year end of the fund is August 31.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (50 million shares authorized), Class C (25 million shares authorized) and Class I (25 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	13,673,307	—	—	13,673,307
Mutual Funds	940,000	—	—	940,000
† See Statement of Investments for country classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures sur-

rounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund invests primarily in equity investments in Brazilian issuers.

Concentration of the investments of the fund in issuers located in a par-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ticular country or region will subject the fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates, currency restrictions and social, political, regulatory or economic events which may occur in a given country or region.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on February 28, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2011, so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 2.25% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, amounted to $99,179 during the period ended February 28, 2010.

Pursuant to a sub-investment advisory agreement between Dreyfus and BNY Mellon ARX, Dreyfus pays BNY Mellon ARX a monthly fee at an annual rate of .60% of the value of the fund’s average daily net assets.

During the period ended February 28, 2010, the Distributor retained $14,632 from commissions earned on sales of the fund’s Class A shares and $3,886 from CDSCs on redemptions of the fund’s Class C shares.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets. During the period ended February 28, 2010, Class C shares were charged $5,482 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer,financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2010, Class A and Class C shares were charged $6,524 and $1,828, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund was charged $1,023 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $110 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2010, the fund was charged $50,989 pursuant to the custody agreement.

During the period ended February 28, 2010, the fund was charged $2,783 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $12,844, Rule 12b-1 distribution plan fees $1,392, shareholder services plan fees $2,323, custodian fees $31,255, chief compliance officer fees $2,783 and transfer agency per account fees $425, which are offset against an expense reimbursement currently in effect in the amount of $19,792.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days, following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended February 28, 2010, redemption fees charged and retained by the fund amounted to $15,052.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended February 28, 2010, amounted to $21,791,766 and $7,972,427, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the advisor. Investments in affiliated investment companies for the period ended February 28,2010 were as follows:

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.At February 28, 2010, there were no open forward contracts.

At February 28, 2010, accumulated net unrealized depreciation on investments was $258,278, consisting of $273,891 gross unrealized appreciation and $532,169 gross unrealized depreciation.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on September 22, 2009, the Board unanimously approved the fund’s Management Agreement, pursuant to which the Manager will provide the fund with investment management services, and the Sub-Investment Advisory Agreement between the Manager and BNY Mellon ARX Investimentos Ltd. (the “Sub-Adviser”) (together, the “Agreements”), pursuant to which the Sub-Adviser will provide day-to-day management of the Fund’s port-folio.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager. In approving the Agreements, the Board members considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to the Agreements.The Board members also referenced information provided and discussions at previous meetings regarding the relationships the Manager has with various intermediaries and the different needs of each, the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to the different distribution channels.

The Board members also considered the Manager’s and Sub-Adviser’s research and portfolio management capabilities and the Manager’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over the Sub-Adviser.The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s and the Sub-Adviser’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board members were not able to review the fund’s performance. However, the Board reviewed the performance of another fund managed by the fund’s portfolio managers in a similar investment strategy. The Board discussed with representatives of the Manager the investment strategies to be employed in the management of the fund’s assets. The Board members noted the Manager’s and Sub-Adviser’s reputation and experience with respect to similar funds.

The Board members reviewed the fund’s management fee and anticipated expense ratio and reviewed the management fees and expense ratios of funds in the Lipper Latin American Funds category and the average and median management fee ranges in the Lipper Emerging Markets Funds category, as well as management fees and expense ratios of funds managed by the Manager or its affiliates in the Lipper Emerging Markets Funds category (the “Expense Group”).The fund’s contractual management fee was higher than the average and median management fee ranges for the funds in the Lipper Latin American Funds category and within the average and median management fee ranges for the funds in the Lipper Emerging Markets Funds category. The fund’s estimated expense ratio (as limited through January 1, 2011 by agreement with the Manager and excluding Rule 12b-1 fees, shareholder service fees and certain other expenses) was higher than the average and median expense ratios of the funds in the Lipper Latin American Funds category and the Expense Group.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager reviewed with the Board members the fees paid by other funds and accounts managed by the Manager or the Sub-Adviser or their affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from the Manager’s and Sub-Adviser’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager or Sub-Adviser, as applicable, to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, the Manager’s representatives were not able to review the dollar amount of expenses allocated and profit received by the Manager. The Board members also considered potential benefits to the Manager and Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the possibility of future soft dollar arrangements with respect to trading the fund’s portfolio. The Board also considered whether the fund would be able to participate in any economies of scale that the Manager may experience in the event that the fund attracts a large amount of assets.The Board members noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and their ability to review the management fee annually after an initial term of the Agreements.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the fund’s Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services to be provided by the Manager and Sub-Adviser are adequate and appropriate, especially considering the Manager’s and Sub-Adviser’s experience and reputation with respect to its investment approach and its experience and reputation with respect to investing in similar funds.

  The Board concluded that, since the fund had not yet commenced operations, its performance could not be measured and was not a factor.  The Board considered the Manager’s and Sub-Adviser’s experience and reputation.

  The Board concluded that the fee to be paid by the fund to the Manager was reasonable, in light of the services to be provided, comparative expense and advisory fee information, and benefits anticipated to be derived by the Manager and the Sub-Adviser from their relationship with the fund, and that the fee to be paid by the Manager to the Sub-Adviser is reasonable and appropriate.

  The Board determined that because the fund had not commenced operations,economies of scale were not a factor,but,to the extent that material economies of scale are not shared with the fund in the future, the Board would seek to do so in connection with future renewals.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the fund’s Agreements was in the best interests of the fund and its shareholders.

The Fund 27

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	April 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	April 22, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	April 22, 2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)